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                                                                   EXHIBIT 4.5.3

                    SECOND AMENDMENT TO AMENDED AND RESTATED
                             STOCKHOLDERS AGREEMENT


         This SECOND AMENDMENT TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT (this "Agreement") is made and entered into as of July 13, 1999, by and among AMFM INC. (formerly known as CHANCELLOR MEDIA CORPORATION), a Delaware corporation (the "Company"), and each of the Holders (as defined in the Stockholders Agreement (as hereinafter defined)) whose names are set forth on the signature pages hereto.


         WHEREAS, the Company and the Holders are parties to that certain Amended and Restated Stockholders Agreement, dated as of February 14, 1996, as amended by that certain First Amendment to Amended and Restated Stockholders Agreement, dated as September 5, 1997, a complete copy of which is attached hereto as Annex I (as amended, the "Stockholders Agreement");

         WHEREAS, the Company is a party to that certain Amended and Restated Agreement and Plan of Merger, dated as of August 26, 1998 and amended and restated as of April 29, 1999, as amended on June 30, 1999, (the "Merger Agreement"), among the Company, Capstar Broadcasting Corporation ("Capstar"), a Delaware corporation, and CMC Merger Sub, Inc. ("Merger Sub"), a Delaware corporation and wholly-owned subsidiary of the Company, pursuant to which Merger Sub will be merged with and into Capstar, with Capstar surviving such merger as a wholly-owned subsidiary of the Company; and

         WHEREAS, in connection with the closing of the transactions contemplated by the Merger Agreement and pursuant to the terms thereof, the Company and the Holders desire hereby to amend the Stockholders Agreement as provided herein and to add such additional Holders (the "Additional Holders") that agree to be bound by the terms of the Stockholders Agreement, as amended by this Agreement.

         NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, together with other good and valuable consideration, the parties hereto agree as follows:

         SECTION 1. Amendments. The Stockholders Agreement is amended as follows:

            (a). The definition of "Company" in the Stockholders Agreement shall mean AMFM Inc. (formerly known as Chancellor Media Corporation), a Delaware corporation.




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            (b). The definition of "Common Stock" set forth in Section 1 of the
Stockholders Agreement is hereby amended and restated in its entirety to read as follows:

         "Common Stock" means the Common Stock, $0.01 par value, of the Company, and any other class of series of capital stock issued by the Company which has the unlimited right to participate in dividends and distributions upon liquidation of the Company (a "Common Equity Security"), as well as any capital stock or other securities received in exchange for, or upon conversion of, such Common Stock or Common Equity Security, whether by merger, consolidation, reorganization, reclassification or otherwise.

            (c). Section 3(a)(i) of the Stockholders Agreement is hereby amended and restated in its entirety to read as follows:

         "(a) Request for Registration. (i) At any time after the date hereof, a Holder or Holders of at least 40% of the total number of Registrable Shares held by all Holders may request the Company, in writing (a "Demand Request"), to effect the registration under the Securities Act of all or part of its or their Registrable Shares (a "Demand Registration"); provided that the Registrable Shares proposed to be sold by the Holder or Holders requesting a Demand Registration (the "Requesting Holders," which term shall include parties deemed "Requesting Holders" pursuant to Section 3(e) hereof) represent, in the aggregate, Registrable Shares with a fair market value of at least $5.0 million. For purposes of the immediately preceding sentence, fair market value in respect of a Demand Request shall be determined as of the date on which the Demand Request is made (or if such day is not a trading day, then as of the immediately preceding trading day) and shall equal the product of (A) the aggregate number of Registrable Shares proposed to be included in such Demand Registration, multiplied by (B) (x) if the Common Stock is listed or admitted for trading on a national securities exchange, the last reported sales price or, if no such reported sale occurs on such day, the average of the closing bid and asked prices regular way on such day, in each case as reported on the principal consolidated transaction reporting system with respect to the shares of Common Stock listed on the principal national securities exchange on which such Common Stock is listed or admitted to trading, or (y) if the Common Stock is not listed or admitted for trading on any national securities exchange, the last quoted sales price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market on such day as reported by The National Association of Securities Dealers, Inc. Automated Quotation System or any comparable system then in use or, if not so reported, as reported by any New York Stock Exchange member firm reasonably selected by the Company for such purpose."

            (d). Section 8(b) of the Stockholders Agreement is hereby amended and restated in its entirety to read as follows:



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         "(b) Amendments and Waivers. The provisions of this Agreement may be amended or waived at any time by the written agreement of the Company and a Holder or Holders of a majority of the Registrable Shares."

         SECTION 2. Additional Holders. Each Additional Holder hereby agrees to be bound by the terms of the Stockholders Agreement and is deemed to be a "Holder" for all purposes under the Stockholders Agreement.

         SECTION 3. Stockholders Agreement Otherwise Unchanged. Except as expressly amended hereby, the Stockholders Agreement shall remain unchanged and in full force and effect.

         SECTION 4. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall constitute one and the same instrument.

         SECTION 5. Successors and Assigns. The rights and obligations of the parties hereunder shall be binding upon and inure to the benefit of the Company and the Holders and each of their respective successors and assigns.

         SECTION 6. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to conflict of laws principles thereof.

            [The remainder of this page is intentionally left blank.]


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         IN WITNESS WHEREOF, in accordance with the terms of the Stockholders
Agreement, the Company, a majority of the HM2 Holders (as defined in the Stockholders Agreement), and a majority of the Holders (as defined in the Stockholders Agreement) have executed this Agreement as of the day and year first written above.

                                        AMFM INC.



                                        By: /s/ William S. Banowsky, Jr.
                                            -----------------------------------
                                        Name:  William S. Banowsky, Jr.
                                        Title: Executive Vice President

                                    HOLDERS:

                                        HM2/CHANCELLOR, L.P.

                                        By:    HM2/CHANCELLOR GP, L.P., its
                                               general partner

                                        By:    HM2/CHANCELLOR HOLDINGS, INC.,
                                               its general partner


                                               By: /s/ Thomas O. Hicks
                                                  -----------------------------
                                               Name:
                                               Title:

                                        HICKS, MUSE, TATE & FURST EQUITY
                                        FUND II, L.P.

                                        By:    HM2/GP PARTNERS, L.P., its
                                               general partner

                                        By:    HICKS, MUSE G.P. PARTNERS, L.P.,
                                               its general partner

                                        By:    HICKS, MUSE FUND II INCORPORATED,
                                               its general partner


                                               By: /s/ Thomas O. Hicks
                                                  -----------------------------
                                               Name:
                                               Title:


                     (SIGNATURE PAGE TO SECOND AMENDMENT TO
                  AMENDED AND RESTATED STOCKHOLDERS AGREEMENT)



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                                        HM2/HMW, L.P.

                                        By: HICKS, MUSE, TATE & FURST EQUITY
                                            FUND II, L.P., its general partner

                                        By: HM2/GP PARTNERS, L.P., its general
                                            partner

                                        By: HICKS, MUSE GP PARTNERS, L.P., its
                                            general partner

                                        By: HICKS, MUSE FUND II INCORPORATED,
                                            its general partner


                                            By: /s/ Thomas O. Hicks
                                                --------------------------------
                                                Name: Thomas O. Hicks
                                                Title:

                                        HM4/CHANCELLOR, L.P.

                                        By: HICKS, MUSE FUND IV LLC, its general
                                            partner


                                            By: /s/ Thomas O. Hicks
                                                -------------------------------
                                                Name: Thomas O. Hicks
                                                Title:

                                            /s/ Thomas O. Hicks
                                            ------------------------------------
                                            Thomas O. Hicks


                                            THOMAS O. HICKS, AS TRUSTEE OF THE
                                            WILLIAM CREE HICKS 1992 IRREVOCABLE
                                            TRUST


                                            By: /s/ Thomas O. Hicks
                                                --------------------------------
                                                Thomas O. Hicks,
                                                Trustee


                     (SIGNATURE PAGE TO SECOND AMENDMENT TO
                  AMENDED AND RESTATED STOCKHOLDERS AGREEMENT)




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                                            THOMAS O. HICKS, AS TRUSTEE OF THE
                                            CATHERINE FORGRAVE HICKS 1993
                                            IRREVOCABLE TRUST


                                            By: /s/ Thomas O. Hicks
                                                --------------------------------
                                                Thomas O. Hicks,
                                                Trustee

                                            THOMAS O. HICKS, AS TRUSTEE OF THE
                                            JOHN ALEXANDER HICKS 1984 TRUST


                                            By: /s/ Thomas O. Hicks
                                                --------------------------------
                                                Thomas O. Hicks,
                                                Trustee

                                            THOMAS O. HICKS, AS TRUSTEE OF THE
                                            MACK HARDIN HICKS 1984 TRUST


                                            By: /s/ Thomas O. Hicks
                                                -------------------------------
                                                Thomas O. Hicks,
                                                Trustee

                                            THOMAS O. HICKS, AS TRUSTEE OF THE
                                            ROBERT BRADLEY HICKS 1984 TRUST


                                            By: /s/ Thomas O. Hicks
                                                --------------------------------
                                                Thomas O. Hicks,
                                                Trustee

                                            THOMAS O. HICKS, AS TRUSTEE OF THE
                                            THOMAS O. HICKS, JR. 1984 TRUST


                                            By: /s/ Thomas O. Hicks
                                                --------------------------------
                                                Thomas O. Hicks,
                                                Trustee

                     (SIGNATURE PAGE TO SECOND AMENDMENT TO
                  AMENDED AND RESTATED STOCKHOLDERS AGREEMENT)


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                                            /s/ Steven Dinetz
                                            ------------------------------------
                                            Steven Dinetz


                                            /s/ Lawrence D. Stuart, Jr.
                                            ------------------------------------
                                            Lawrence D. Stuart, Jr.


                                            /s/ R. Scott Cohen
                                            ------------------------------------
                                            R. Scott Cohen


                                            /s/ Jerred G. Blanchard, Jr.
                                            ------------------------------------
                                            Jerred G. Blanchard, Jr.


                                            /s/ George C. Toulas
                                            ------------------------------------
                                            George C. Toulas


                                            /s/ Rick Eytcheson
                                            ------------------------------------
                                            Rick Eytcheson


                                            /s/ Matthew Leibowitz
                                            ------------------------------------
                                            Matthew Leibowitz


                                            /s/ Eric W. Neumann
                                            ------------------------------------
                                            Eric W. Neumann


                                            /s/ Matrice Ellis-Kirk
                                            ------------------------------------
                                            Matrice Ellis-Kirk






                     (SIGNATURE PAGE TO SECOND AMENDMENT TO
                  AMENDED AND RESTATED STOCKHOLDERS AGREEMENT)



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                           ADDITIONAL HOLDERS:

         The undersigned hereby agree to hold the Common Stock and Common Stock Equivalents of the Company pursuant to the terms of the Stockholders Agreement and agree to be bound by the terms thereby:


                                          CAPSTAR BROADCASTING
                                          PARTNERS, L.P., a Delaware limited
                                          partnership

                                          By: HM3/CAPSTAR PARTNERS, L.P., a
                                              Texas limited partnership, its
                                              general partner

                                          By: HM3/CAPSTAR, INC., a Texas
                                              corporation, its general partner



                                              By: /s/ David W. Knickel
                                                  ------------------------------
                                                  Name:  David W. Knickel
                                                  Title:


                                          BT CAPITAL PARTNERS, INC.



                                          By: /s/ Joseph T. Wood
                                              ----------------------------------
                                          Name:  Joseph T. Wood
                                          Title:



                                          /s/ R. Steven Hicks
                                          --------------------------------------
                                          R. Steven Hicks


                     (SIGNATURE PAGE TO SECOND AMENDMENT TO
                  AMENDED AND RESTATED STOCKHOLDERS AGREEMENT)



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                                          HICKS FAMILY CHARITABLE FOUNDATION


                                          By:    /s/ R. Steven Hicks
                                             -----------------------------------
                                          Name:  R. Steven Hicks
                                          Title:

                                          R. STEVEN HICKS AS CUSTODIAN FOR
                                          BRINSON ELIZABETH ELLARD UNDER THE
                                          TEXAS UNIFORM TRANSFERS TO MINORS ACT


                                          By:    /s/ R. Steven Hicks
                                             -----------------------------------
                                          Name:  R. Steven Hicks
                                          Title: Custodian


                     (SIGNATURE PAGE TO SECOND AMENDMENT TO
                  AMENDED AND RESTATED STOCKHOLDERS AGREEMENT)